Exhibit 10.1
FIRST AMENDMENT
TO LOAN AND SECURITY AGREEMENT
     This First Amendment to Loan and Security Agreement (this “Amendment”) is dated as of November 30, 2005, but effective as of November 9, 2005, by and between COMERICA BANK (“Bank”) and PAC-WEST TELECOMM, INC., PAC-WEST TELECOM OF VIRGINIA, INC., PWT SERVICES, INC., and PWT OF NEW YORK, INC. (each a “Borrower” and collectively, “Borrowers”).
RECITALS
     Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of November 9, 2005, as amended from time to time (the “Agreement”). Due to a drafting error, Sections 6.7(a) and 6.7(d) of the Agreement failed accurately to set forth the specific terms of the financial covenants addressed in those sections in a manner intended by the Borrowers and Bank consistent with the term sheet approved by all of them. The parties therefore desire to amend the Agreement in accordance with the terms of this Amendment.
     NOW, THEREFORE, the parties agree as follows:
     1. The Agreement hereby is amended effective as of November 9, 2005.
     2. Section 6.7(a) of the Agreement hereby is amended and restated in its entirety to read as follows:
          "(a) Adjusted Quick Ratio. A ratio of Cash plus eighty percent (80%) of net trade Accounts receivable net ninety (90) days from invoice date, excluding contra accounts, to Current Liabilities plus (to the extent not already included therein) all Indebtedness to Bank less Deferred Revenue of at least (i) .80 to 1.00 from the Closing Date through December 30, 2006; and (ii) .90 to 1.00 thereafter; measured monthly.”
     3. Section 6.7(d) of the Agreement hereby is amended and restated in its entirety to read as follows:
          "(d) Total Liabilities to Effective Tangible Net Worth. A ratio of Total Liabilities less Subordinated Debt to Effective Tangible Net Worth of not more than 1.00 to 1.00, measured monthly.”
     4. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
     5. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.
     6. Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.
     7. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
               (a) this Amendment, duly executed by Borrowers;
               (b) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of a Borrower’s accounts; and

               (c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
     8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

PAC-WEST TELECOMM, INC.
By:	/s/ Ravi Brar

Title:	CFO

PAC-WEST TELECOM OF VIRGINIA, INC.
By:	/s/ Ravi Brar

Title:	President

PWT SERVICES, INC.
By:	/s/ Ravi Brar

Title:	President

PWT OF NEW YORK, INC.
By:	/s/ Ravi Brar

Title:	President

COMERICA BANK
By:	/s/ Rod Werner

Title:	S.V.P.
[Signature Page to First Amendment to Loan & Security Agreement]